UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022 (March 15, 2022)

GLOBAL TECHNOLOGIES, LTD

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 1st Ave N., Suite 901

St. Petersburg, FL 44701

(Address of Principal Executive Office) (Zip Code)

(727) 482-1505

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

ITEM 8.01 OTHER EVENTS.

On March 12, 2022, the Company’s Board of Directors elected to form a new subsidiary, Tersus Power, Inc. as per the terms of the Share Exchange Agreement entered into with Tersus Power, Inc. and the Tersus Shareholders with the sole purpose of entering into an Agreement and Plan of Merger to effect a name change. The Articles of Incorporation were filed with the Secretary of State of the State of Delaware on March 15, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD

Date: March 21, 2022	By:	/s/ Jimmy W. Anderson
	Name:	Jimmy W. Anderson
	Title:	Chief Executive Officer